Exhibit 99.1

pingtan announces Expectation of return to profitability in the fourth quarter of 2016;

and to end losses for six consecutive previous quarters

FUZHOU, China, December 13, 2016 /PRNewswire/ -- Pingtan Marine Enterprise Ltd. (Nasdaq: PME), (“Pingtan,” or the “Company”) a global fishing company based in the People’s Republic of China (PRC), today announced that it expects financial results for the fourth quarter ended December 31, 2016 to be approximately break-even to a slight profit per diluted share, and to end losses for six consecutive previous quarters. Final fourth quarter results remain subject to the completion of routine year-end closing procedures and audits by the Company’s independent accounting firm. The Company expects to release fourth quarter and full year 2016 results in March 2017.

Mr. Xinrong Zhuo, Chairman and CEO of the Company, commented, “We were pleased to quickly deploy 13 vessels to the Indo-Pacific waters, which we anticipate to begin selling fishing products within a very short period of time, and we also deployed 6 vessels to the international waters of the Pacific and Atlantic Oceans for squid and tuna products. We are looking forward to full-load operation of these vessels in the coming months.”

About Pingtan

Pingtan is a global fishing company engaging in ocean fishing through its subsidiary, Fujian Provincial Pingtan County Ocean Fishing Group Co., Ltd., or Pingtan Fishing.

Business Risks and Forward-Looking Statements

This press release may contain forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology and include statements about financial results and sales expectations. Although forward-looking statements reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements are inherently subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in or anticipated by the forward-looking statements. Risks include anticipated growth and growth strategies; need for additional capital and the availability of financing; our ability to successfully manage relationships with customers, distributors and other important relationships; technological changes; competition; demand for our products and servicethe deterioration of general economic conditions, whether internationally, nationally or in the local markets in which we operate; legislative or regulatory changes that may adversely affect our business; and other risks, including those described in the “Risk Factors” discussion of this annual report. inability of the squid jigging vessels to reach the Southwest Atlantic and Southeast Oceans in late 2016 or inability sell of product as anticipated due to adverse weather or oceanic conditions or mechanical or other operational failure of the vessels, operational, mechanical, climatic or other unanticipated issues that adversely affect the production capacity of the Company’s fishing vessels and their ability to generate expected annual revenue and net income, and other risk factors contained in Pingtan’s SEC filings available at www.sec.gov, including Pingtan’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Pingtan undertakes no obligation to update or revise any forward-looking statements for any reason.

CONTACT:

Roy Yu

Chief Financial Officer

Pingtan Marine Enterprise Ltd.

Tel: +86 591 87271753

ryu@ptmarine.net

INVESTOR RELATIONS:

The Equity Group Inc.

Adam Prior, Senior Vice President

Tel: (212) 836-9606

aprior@equityny.com

In China

Katherine Yao, Senior Associate

Tel: +86 10 6587 6435

kyao@equityny.com